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EXHIBIT 10.5
                    SECOND MODIFICATION TO
                      LICENSING AGREEMENT
                              FOR
                          TURBOLATOR

     Robert E. Sterling and Matthew R. Sterling hereby agree to a second modification of the Licensing Agreement entered into with Exhaust Technologies, Inc., in which the Sterling's received 1,000,000 shares of Exhaust Technologies, Inc. common stock, as follows:

1)   is replaced to read as follows:

     Exhaust Technologies, Inc. must generate sales of the Turbolator of $-0- in 1998, $0- in 1999, $-0- in 2000, $-0- in
     2001 and $100,000 for all the years thereafter.

3)   this provision is deleted

4)   is added to read as follows:

     This agreement is in effect for ninety-nine (99) years unless terminated by other provisions of the agreement.

All other conditions of the original agreement remained unchanged. Copies of the original agreement hereby attached.


/s/ Robert E. Sterling
Exhaust Technologies, Inc.

/s/ Robert E. Sterling
Robert E. Sterling

/s/ Matthew R. Sterling
Matthew R. Sterling